Exhibit 99.1

Clear Channel Outdoor Holdings, Inc. Receives Regulatory Clearances and Approvals

for Sale of its Europe-North Segment to a Subsidiary of Bauer Media Group

SAN ANTONIO, March 10, 2025 – Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) (the “Company”) today announced receipt of all regulatory clearances and approvals required with respect to the consummation of the sale of the Company’s Europe-North segment to Bauer Radio Limited, a subsidiary of Bauer Media Group.

The consummation of the sale remains subject to the delivery of certain customary closing items by the parties as set forth in the related share purchase agreement. The parties expect to close the transaction on March 31, 2025.

About Clear Channel Outdoor Holdings, Inc.

Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) is at the forefront of driving innovation in the out-of-home advertising industry. Our dynamic advertising platform is broadening the pool of advertisers using our medium through the expansion of digital billboards and displays and the integration of data analytics and programmatic capabilities that deliver measurable campaigns that are simpler to buy. By leveraging the scale, reach and flexibility of our diverse portfolio of assets, we connect advertisers with millions of consumers every month.

For further information, please contact:

Press:

FGS Global

Jared Levy / Stephen Pettibone / Hayley Cook

ClearChannel@fgsglobal.com

Investors:

Eileen McLaughlin

Vice President – Investor Relations

(646) 355-2399

InvestorRelations@clearchannel.com

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance, achievements, guidance, goals and/or targets expressed or implied by such forward-looking statements. The words “guidance,” “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “goals,” “targets” and similar words and expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about the expected timing of the closing of the sale of our Europe-North segment are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: continued economic uncertainty, an economic slowdown or a recession, including as a result of increased tariffs and retaliatory trade regulations and policies; our ability to service our debt obligations and to fund our operations, business strategy and capital expenditures; the impact of our substantial indebtedness, including the effect of our leverage on our financial position and earnings; the difficulty, cost and time required to implement our strategy, and the fact that we may not realize the anticipated benefits therefrom; our ability to obtain and renew key contracts with municipalities, transit authorities and private landlords; competition; regulations and consumer concerns regarding privacy, digital services, data protection and the use of artificial intelligence; a breach of our information security measures; legislative or regulatory requirements; restrictions on out-of-home advertising of certain products; environmental, health, safety and land use laws and regulations, as well as various actual and proposed environmental, social and governance policies, regulations and disclosure standards; further impact of the agreement to sell the businesses in our Europe-North segment and the potential sales of our businesses in Spain and Brazil; the impact of the recent dispositions of the businesses in our Europe-South segment and in Latin America, as well as other strategic transactions or acquisitions; third-party claims of intellectual property infringement, misappropriation or other violation against us or our suppliers; volatility of our stock price; the impacts on our stock price as a result of future sales of common stock, or the perception thereof, and dilution resulting from additional capital raised through the sale of common stock or other equity-linked instruments; our ability to continue to comply with the applicable listing standards of the New York Stock Exchange; the restrictions contained in the agreements governing our indebtedness limiting our flexibility in operating our business; the effect of credit ratings downgrades; our dependence on our senior management team and other key individuals; continued scrutiny and changing expectations from government regulators, municipalities, investors, lenders, customers, activists and other stakeholders; and certain other factors set forth in our filings with the Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Other key risks are described in the section entitled “Item 1A. Risk Factors” of the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.